UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

(Date of report)	December 2, 2010
(Date of earliest event reported)	November 30, 2010

ONEOK PARTNERS, L.P.
(Exact name of registrant as specified in its charter)

Delaware	1-12202	93-1120873
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 West Fifth Street; Tulsa, OK
(Address of principal executive offices)

74103
(Zip code)

(918) 588-7000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

[] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On November 30, 2010, we announced we will participate in the Wells Fargo Pipeline, MLP and Energy Symposium in New York City on December 7-8, 2010.  A copy of the news release is attached as Exhibit 99.1 and is incorporated herein by reference.

John W. Gibson, chairman, president and chief executive officer of ONEOK Partners, GP, L.L.C., our general partner, will present on December 7 at 8:50 a.m. Eastern Standard Time (7:50 a.m. Central Standard Time).

The conference will be webcast and will be accessible on our website, www.oneokpartners.com.  A replay of the webcast will be archived for 30 days.  We will also post the presentation on our website that morning, beginning at 8 a.m. Eastern Standard Time (7 a.m. Central Standard Time).

In accordance with General Instruction B.2 of Form 8-K, the information disclosed in this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits
Exhibits
99.1 News release issued by ONEOK Partners, L.P. dated November 30, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ONEOK Partners, L.P. By: ONEOK Partners GP, L.L.C., General Partner

Date:	December 2, 2010	By:	/s/ Curtis L. Dinan
Senior Vice President, Chief Financial Officer and Treasurer

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